                               HAWAIIAN AIRLINES, INC.

                              AMENDMENT NO. 1 TO WARRANT
                            FOR THE PURCHASE OF SHARES OF
                                     COMMON STOCK

The Warrant evidenced by Hawaiian Airlines, Inc. Warrant Certificate No. 23 is hereby amended by deleting Section 1(d) of such Warrant Certificate in its entirety and replacing it with the following:

     "(d)" This Warrant may not be exercised until American Airlines, Inc. ("American"), a wholly owned subsidiary of AMR, and Hawaiian enter into a binding code sharing arrangement permitting Hawaiian to add American's desginator code to Hawaiian's interisland flights (other than the Honolulu to Maui segment) (a "Code Share"). This Warrant may not be exercised after January 31, 1997, if American and Hawaiian fail, after good faith negotiations, to enter into a Code Share prior to February 1, 1997."

IN WITNESS THEREOF, Hawaiian Airlines, Inc., as issuer or the Warrant, and AMR Corporation, as the holder of the Warrant, have caused this Amendment No. 1 to be duly executed as of December 17, 1996.


                                HAWAIIAN AIRLINES, INC.


                                By:_______________________________
                                Name:
                                Title:



ATTEST:
___________________________
Name:
Title:


                                AMR CORPORATION

                                By:_______________________________
                                Name:
                                Title:

ATTEST:

___________________________
Name:
Title: